First Northwest Bancorp

NASDAQ: FNWB

Third Annual

Shareholders' Meeting

November 7, 2017

Safe Harbor Statement

Forward-Looking Statements

When used in this presentation the words or phrases "believes," "expects," "anticipates," "estimates" or similar expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Additional forward looking statements may be made in the question and answer period following this presentation. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding our mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. Our actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to: increased competitive pressures; changes in the interest rate environment; the credit risks of lending activities; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in First Northwest Bancorp's ("Company") latest Annual Report on Form 10-K and other filings with the Securities and Exchange Commission ("SEC") which are available on our website at www.ourfirstfed.com and on the SEC's website at www.sec.gov.

Any of the forward-looking statements that we discuss today may turn out to be incorrect because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Any forward-looking statements are based upon management's beliefs and assumptions at the time they are made. Because of these and other uncertainties, our actual future results may be materially different from those expressed or implied in any forward-looking statements made by or on our behalf and the Company's operating and stock price performance may be negatively affected. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of the forward-looking statements.

Strategic Plan and Performance

2017 Accomplishments

- Geographic diversification
- Earning asset diversification
- Company performance
- Share repurchases

2018 Challenges

- Continuing to improve earnings and efficiency
- Managing excess liquidity and capital
- Continuing product and geographic diversification
- Managing costs associated with our geographic expansion and keeping pace with technology and the regulatory environment

Leadership

Board of Directors

Name	Board Title	Director Since[1]
Steven E. Oliver	Chairman of the Board	2001
David A. Blake	Vice Chairman of the Board	2005
Lloyd J. Eisenman[2]	Director	1985
David T. Flodstrom	Director	2002
Larry Hueth	Director and President and Chief Executive Officer	2010
Jennifer Zaccardo	Director	2011
Cindy H. Finnie	Director	2012
Norman J. Tonina Jr.	Director	2013
Craig A. Curtis	Director	2014
Dana D. Behar	Director	2015

[1] Includes service on First Federal Savings & Loan Association Board of Directors.
[2] Retiring from Board November 7, 2017.

Leadership

Senior Management Team

Name	Title	Years with Company[1]	Years in Industry
Larry Hueth	President and Chief Executive Officer	8	33
Regina Wood	EVP, Chief Financial Officer	11	11
Kelly Liske	EVP, Chief Banking Officer	11	22
Chris Donohue	EVP, Chief Credit Officer	4	39
Jeff Davis	EVP, Chief Operations Officer	3	32
Chris Riffle[2]	SVP, General Counsel and Corporate Secretary	0	0
Joyce Ruiz	SVP, Assistant Corporate Secretary	12	12
Brett Bies	SVP, Chief Information Officer	6	6
Derek Brown	SVP, Director of Human Resources	1	17

[1] Includes service with First Federal Savings & Loan Association.

[2] Mr. Riffle was employed by the Platt Irwin Law Firm, the Company's general counsel, from 2008 through 2017.

Economic Conditions

July 2017
County unemployment rates, not seasonally adjusted



Whatcom 4.7%
San Juan 3.1%
Skagit 4.9%
Island 4.9%
Snohomish 4.0%
Clallam 6.3%
Jefferson 5.6%
Kitsap 4.7%
King 3.6%
Grays Harbor 6.3%
Mason 5.9%
Pierce 5.0%
Thurston 4.7%
Pacific 6.2%
Lewis 6.0%
Cowlitz 5.6%
Skamania 5.4%
Wahkiakum 6.6%
Clark 4.9%
Klickitat 4.8%
Legend
4.0% or less
4.1% to 5.0%
5.1% to 6.0%
6.1% or greater

2016 distressed areas[1]		
	Three-year average unemployment rate (Jan 2014 - Dec 2016) (not seasonally adjusted)	Distressed area: unemployment rate greater than or equal to 6.8%
Washington State	**5.70%**	
Clallam County	8.20%	Yes
Jefferson County	7.50%	Yes
Kitsap County	5.80%	
Whatcom County	6.20%	
Skagit County	6.90%	Yes
Snohomish County	4.70%	
King County	4.30%	
Pierce County	6.60%	
Thurston County	6.10%	
Mason County	8.00%	Yes
San Juan County	4.90%	
Island County	6.30%	

[1] Prepared in cooperation with the federal Bureau of Labor Statistics

Source: Employment Security Department Washington State
esd.wa.gov



Nonfarm industry employment, not seasonally adjusted, in Clallam County (Port Angeles MSA)
24,000
23,500
23,000
22,500
22,000
21,500
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2015
2016
2017



Nonfarm industry employment, not seasonally adjusted, in Jefferson County
9,000
8,800
8,600
8,400
8,200
8,000
7,800
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2015
2016
2017

While employment continues to improve in Clallam and Jefferson counties, the combined nonfarm jobs remain in the low 30,000 range.

Source: Employment Security Department Washington State
esd.wa.gov

Expansion Market

Economic Conditions



Nonfarm industry employment, not seasonally adjusted, in
Kitsap County (Bremerton MSA)
92,000
90,000
88,000
86,000
84,000
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2015
2016
2017



Nonfarm industry employment, not seasonally adjusted, in
Whatcom County (Bellingham MSA)
94,000
92,000
90,000
88,000
86,000
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2015
2016
2017

Nonfarm jobs exceed 90,000 in both Kitsap and Whatcom counties.

Source: Employment Security Department Washington State
esd.wa.gov

Locations

Olympic Peninsula

Port Angeles

- Administration (T)[1]
- Downtown (T)[1]
- Sixth Street
- Eastside

Sequim

- Sequim Avenue
- Sequim Village

Forks

Port Townsend

Puget Sound Expansion

- Silverdale
- Bellingham
- Bellingham/Fairhaven
- Bainbridge Island[2]

Mortgage Loan Center

- Seattle



Bellingham
Fairhaven
Port Townsend
Port Angeles
Sequim
Forks
Bainbridge
Silverdale
Seattle Home Loan Center

(T) – Technology service location using Interactive Teller Machines (ITMs)

[1] Consolidating into other Port Angeles locations effective January 2, 2018

[2] Scheduled to open January 2018

Balance Sheet Assets

At June 30 for the years presented and at September 30, 2017 for Q1 presented (dollars in millions)


Total Assets
2013
2014
2015
2016
2017
Q1
$784.5
$795.3
$936.8
$1,010.1
$1,087.7
$1,150.3


Loans Receivable, net
2013
2014
2015
2016
2017
Q1
$449.14
$496.2
$487.9
$619.8
$726.8
$726.9


Investment Securities
$400
$350
$300
$250
$200
$150
$264.4
$232.2
$360.6
$323.9
$280.5
$341.2
2013
2014
2015
2016
2017
Q1
Investment Securities AFS
Investment Securities HTM

Period	Net Loans to Assets	Investments to Assets
2013	57.3%	33.7%
2014	62.4%	29.2%
2015	52.1%	38.5%
2016	61.4%	32.1%
2017	66.8%	25.8%
Q1	63.2%	29.7%

Loan Diversification

At September 30 for the years presented

Portfolio


2016
Home Equity 5%
Other Consumer 2%
Commercial Real Estate 27%
Multifamily 7%
Construction and Land 8%
Commercial Business 2%
Single Family Residential 49%


2017
Home Equity 5%
Other Consumer 3%
Commercial Real Estate 27%
Multifamily 8%
Construction and Land 11%
Commercial Business 2%
Single Family Residential 44%

Geographic


2016
Other Washington 4%
Other States 7%
North Olympic Peninsula 44%
Puget Sound 45%


2017
Other Washington 3%
Other States 6%
North Olympic Peninsula 40%
Puget Sound 51%

Asset Quality and Reserves

At June 30 for the years presented and at September 30, 2017 for Q1 presented

Nonperforming Assets to Total Assets



2013
1.5%
2014
0.9%
2015
0.8%
2016
0.3%
2017
0.2%
Q1
0.2%

Nonperforming Loans to Total Loans



2013
2.2%
2014
1.2%
2015
1.0%
2016
0.5%
2017
0.3%
Q1
0.2%

ALLL to Nonperforming Loans



2013
80.8%
2014
135.3%
2015
145.6%
2016
222.3%
2017
445.1%
Q1
479.8%

ALLL to Total Loans



2013
1.7%
2014
1.6%
2015
1.4%
2016
1.2%
2017
1.2%
Q1
1.2%

Balance Sheet Liabilities

At June 30 for the years presented and at September 30, 2017 for Q1 presented (dollars in millions)

Deposits



2013
2014
2015
2016
2017
Q1
$595.0
$600.4
$647.2
$723.3
$823.8
$850.9

Borrowings



2013
2014
2015
2016
2017
Q1
$100.0
$105.1
$90.0
$80.7
$77.4
$111.7

Period	Net Loans to Deposits
2013	75.5%
2014	82.6%
2015	75.4%
2016	85.7%
2017	88.2%
Q1	85.4%

Deposit Diversification

At September 30 for the years presented

Geographic



2016
Kitsap
5%
Whatcom
3%
Jefferson
15%
Clallam
77%



2017
Kitsap
6%
Whatcom
6%
Jefferson
15%
Clallam
73%

Product



2016
Certificates of Deposit
22%
Noninterest bearing checking
16%
Interest bearing checking
14%
Money Market
36%
Savings
12%



2017
Certificates of Deposit
27%
Noninterest bearing checking
17%
Interest bearing checking
13%
Money Market
31%
Savings
12%

Deposit Expansion
(dollars in millions)

Branch Locations

Clallam County
- Forks
- Port Angeles
  - 6th Street
  - Eastside
- Sequim
  - Sequim Village
  - Sequim Avenue

Jefferson County
- Port Townsend

Kitsap County
- Silverdale
  - Bucklin Hill

Whatcom County
- Bellingham
  - Barkley Blvd.
  - Fairhaven

September 30, 2016 Deposits by Branch


$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Forks
6th St
Eastside
Sequim Village
Sequim Ave
Port Townsend
Bucklin Hill
Barkley
Fairhaven

September 30, 2017 Deposits by Branch


$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Forks
6th St
Eastside
Sequim Village
Sequim Ave
Port Townsend
Bucklin Hill
Barkley
Fairhaven

Balance Sheet Equity

At June 30 for the years presented and at September 30, 2017 for Q1 presented (dollars in millions)

FNWB Shareholders' Equity

2013	2014	2015	2016	2017	Q1
$78.6	$81.0	$190.7	$189.7	$177.7	$177.9

FNWB Regulatory Capital Ratios - 2016



35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
5.0%
18.7%
6.5%
29.9%
8.0%
29.9%
10.0%
31.1%
Tier 1 / total adjusted assets
Common Equity Tier 1 Capital to risk-weighted assets
Tier 1 Capital to risk-weighted assets
Total Capital to risk-weighted assets

FNWB Regulatory Capital Ratios - 2017



30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
5.0%
16.5%
6.5%
24.4%
8.0%
24.4%
10.0%
25.6%
Tier 1 / total adjusted assets
Common Equity Tier 1 Capital to risk-weighted assets
Tier 1 Capital to risk-weighted assets
Total Capital to risk-weighted assets

Earnings

For the years ended June 30 for the years presented and for the quarter ended September 30, 2017 for Q1 presented (dollars in millions)

Net Income (Loss)



2013
2014
2015
2016
2017
Q1
$2.3
$2.7
$-(5.1)
$4.0
$5.1
$1.8

Net Interest Income



$19.8
$21.8
$22.9
$27.4
$31.6
$8.5
2013
2014
2015
2016
2017
Q1

Noninterest Income



2013
2014
2015
2016
2017
Q1
$5.6
$5.0
$4.7
$6.2
$6.2
$ 1.7

Noninterest Expense



2013
2014
2015
2016
2017
Q1
$21.2
$22.1
$33.0
$27.9
$29.8
$7.8

Earnings

For the years ended June 30 for the years presented and for the quarter ended September 30, 2017 for Q1* presented



Return on Average Assets
2013
2014
2015
2016
2017
Q1
0.30%
0.34%
-0.58%
0.41%
0.48%
0.63%



Return on Average Equity
2013
2014
2015
2016
2017
Q1
2.94%
3.33%
-3.92%
2.09%
2.81%
3.96%



Earnings Per Share
2013
EPS Not Applicable
2014
EPS Not Applicable
2015
$-(0.42)
2016
$0.33
2017
$0.46
Q1
$0.17

*Q1 Annualized for Return on Average Assets and Return on Average Equity

Stock Price

First Northwest Bancorp (NASDAQ: FNWB)

IPO January 2015 at $10/share

At the period ended:	6/30/2017	12/31/2016	6/30/2016
Common Shares Outstanding (actual)	11,902,146	12,153,946	12,676,660
Basic Book Value per Share	$ 14.93	$ 14.55	$ 14.97

52 Week Price per Share Highlights		
High	June 20, 2017	$16.99
Low	September 27, 2016	$13.23



Stock Price
17
16
15
14
13
Volume
500K
0K
Oct '16
Nov '16
Dec '16
Jan '17
Feb '17
Mar '17
Apr '17
May '17
Jun '17
Jul '17
Aug '17
Sep '17

Adjournment

Thank You